Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2016

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		8965

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		60
		Class C		4153
		Class Y		6816


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	30.90

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	23.51
		Class C	$	25.66
		Class Y	$	32.32


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	202

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	0
		Class Y	$	74


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0309

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0000
		Class Y	$	0.0411


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5500

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		163
		Class C		1738
		Class Y		678


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.35

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	5.30
		Class C	$	5.35
		Class Y	$	5.40


Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	155

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	4
		Class C	$	6
		Class Y	$	4


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0008

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0008
		Class C	$	0.0008
		Class Y	$	0.0008


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		242363

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		4662
		Class C		5887
		Class Y		9881


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	1.00
		Class C	$	1.00
		Class Y	$	1.00


Series 4

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	3144

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	0
		Class Y	$	2539


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.2900

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0000
		Class Y	$	0.3750

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		11407

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		50
		Class C		3755
		Class Y		7234


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	44.57

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	35.68
		Class C	$	37.44
		Class Y	$	45.88


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	1429

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	2
		Class C	$	166
		Class Y	$	820


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.3762

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0560
		Class C	$	0.1105
		Class Y	$	0.4525


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		2773

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		37
		Class C		1453
		Class Y		1787


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	34.51

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	34.04
		Class C	$	34.64
		Class Y	$	34.66


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	2648

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	10
		Class C	$	169
		Class Y	$	802


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.6250

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.2145
		Class C	$	0.2890
		Class Y	$	0.7132


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		3935

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		43
		Class C		574
		Class Y		1127


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	38.82

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	38.29
		Class C	$	38.81
		Class Y	$	39.33